                                                                    Exhibit 99.2


BTFC LOGO                        RETURN THE ATTACHED PROXY CARD TO ADP USING THE
                                 ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE.


PROXY SERVICES                   Proxy must be submitted by 4:00 p.m.(Eastern
P.O. BOX 9079                    Daylight Savings Time) on July 6, 1999 unless
FARMINGDALE, NY 11735            you are attending the meeting.


(FRONT SIDE ON BOTTOM)


BT FINANCIAL CORPORATION

The Board of Directors Recommends a
Vote FOR the Merger Agreement.

Vote On Proposal                                                       The undersigned hereby appoints John
                                                                       H. Anderson, Steven C. Ackmann and
                                                                       Laura L. Roth and each of them, with
                                                                       full power of substitution in each,
                                                                       as proxy or proxies to represent the
                                                                       undersigned and to vote all shares
                                                                       of Common Stock of BT FINANCIAL
                                                                       CORPORATION which the undersigned
                                                                       would be entitled to vote if
                                                                       personally present and voting at the
                                                                       Special Meeting of the Corporation's
                                                                       shareholders to be held on July 7,
 1.  VOTE ON MERGER AGREEMENT:           FOR      AGAINST    ABSTAIN   1999, and at any adjournments
 Adoption and approval of an                                           thereof, upon all matters coming
 Agreement and Plan of                  [__]      [__]        [__]     before the meeting.  Said proxies
 Reorganization dated as of February                                   are directed to vote as set forth
 23, 1999 by and between BT                                            herein and, in their discretion,
 Financial Corporation and First                                       upon such matters as may
 Philson Financial Corporation.                                        properly come before the meeting.

Please sign EXACTLY as your name appears hereon. When signing as       NOTE: In their discretion, the Proxies are authorized to
attorney, guardian, executor, trustee, etc. or as officer of a         vote on such other business as may properly come before the
corporation, give full title as such. For joint accounts, please       meeting or any adjournment(s) thereof.
obtain both signatures.

________________________________________________________________________________
Signature (PLEASE SIGN WITHIN BOX)       Date     Signature (Joint Owners)  Date
--------------------------------------------------------------------------------

(REVERSE SIDE ON BOTTOM)



PROXY FORM             BTFC LOGO                          PROXY FORM



                           BT FINANCIAL CORPORATION
                                     PROXY

       FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY,
          JULY 7, 1999, AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

            THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF
                     DIRECTORS OF BT FINANCIAL CORPORATION

This proxy is solicited on behalf of the Board of Directors of the Corporation. When properly executed, this proxy will be voted as directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted for the Merger Agreement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders.

           PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.